-------------------------------------------------------------------------------
MORGAN STANLEY                                                 September 6, 2001
Securitized Products Group
                         [MORGAN STANLE GRAPHIC OMITTED]

-------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS

                                  $175,000,000
                                  APPROXIMATELY

                           AAMES MORTGAGE TRUST 2001-3



                     MORTGAGE LOAN PASS-THROUGH CERTIFICATES


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


-------------------------------------------------------------------------------
                                     PAGE 1

-------------------------------------------------------------------------------
MORGAN STANLEY                                                 September 6, 2001
Securitized Products Group
                         [MORGAN STANLE GRAPHIC OMITTED]

-------------------------------------------------------------------------------



                          $175,000,000 (APPROXIMATELY)
                           AAMES MORTGAGE TRUST 2001-3
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3


                             TRANSACTION HIGHLIGHTS

                              EXPECTED                                                MODIFIED
                               RATINGS                                 AVG LIFE       DURATION        PAYMENT
                              (MOODY'S/                                TO CALL /     TO CALL /       WINDOW TO          DAY
 CLASS(1)     DESCRIPTION       S&P)         BALANCE      COUPON(4)     MTY(3)       MTY(2)(3)     CALL / MTY(3)       COUNT
----------- ---------------- ------------ --------------- ---------- -------------- ------------- ---------------- ---------------
A-1          Fixed-Senior      Aaa/AAA                       TBD      3.18 / 3.28   2.67 / 2.72      133 / 223        30 / 360
                                             132,663,000
----------- ---------------- ------------ --------------- ---------- -------------- ------------- ---------------- ---------------
A-2          Fixed-Senior      Aaa/AAA                       TBD      3.20 / 3.32   2.67 / 2.72      133 / 224        30 / 360
                                              16,087,000
----------- ---------------- ------------ --------------- ---------- -------------- ------------- ---------------- ---------------
A-IO         Fixed-Senior      Aaa/AAA          (5)          TBD          n/a           n/a             n/a           30 / 360
----------- ---------------- ------------ --------------- ---------- -------------- ------------- ---------------- ---------------
M-1            Fixed-Sub       Aa2/AA         10,937,500     TBD      6.11 / 6.33   4.73 / 4.82      97 / 147         30 / 360
----------- ---------------- ------------ --------------- ---------- -------------- ------------- ---------------- ---------------
M-2            Fixed-Sub        A2/A           8,312,500     TBD      6.11 / 6.26   4.66 / 4.72      97 / 130         30 / 360
----------- ---------------- ------------ --------------- ---------- -------------- ------------- ---------------- ---------------
B              Fixed-Sub      Baa2/BBB         7,000,000     TBD      6.05 / 6.07   4.55 / 4.56      97 / 109         30 / 360
----------- ---------------- ------------ --------------- ---------- -------------- ------------- ---------------- ---------------
TOTAL                                        175,000,000
----------- ---------------- ------------ --------------- ---------- -------------- ------------- ---------------- ---------------

(1) The Class A-1 Certificates are backed primarily by the cash flows from a pool of conforming fixed rate and adjustable rate mortgage loans (the "GROUP I MORTGAGE LOANS"). The Class A-2 Certificates are backed primarily by the cash flows from a pool of nonconforming fixed rate and adjustable rate Mortgage Loans (the "GROUP II MORTGAGE LOANS"). The Class M-1, Class M-2 and Class B Certificates are backed by the cash flows from both the Group I Mortgage Loans and the Group II Mortgage Loans. The class sizes are subject to a +/- 5% variance.

(2) The Certificates are subject to a 5% Clean-up Call. The coupon on the Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates will increase by 0.50% after the first date on which the Clean-up Call is exercisable.

(3)  See "Pricing Prepayment Speed" herein.

(4) All Certificates, other than the Class A-IO Certificates, are subject to the Net WAC Cap.

(5) The Class A-IO Certificates will not receive any principal payments, but will accrue interest on its notional balance, which initially equals $35,000,000 and reduces to $0.00 from month 4 through month 37 and remains at $0.00 thereafter pursuant to the IO Notional Balance Schedule.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 2

Issuer:                    Aames Mortgage Trust 2001-3.


Sponsor: Aames Capital Corporation, a California corporation and a wholly-owned subsidiary of Aames Financial Corporation.

Depositor:                 Aames Capital Acceptance Corporation, a Delaware
                           corporation and a wholly-owned subsidiary of Aames
                           Financial Corporation.

Servicer:                  Countrywide Home Loans, Inc. ("Countrywide")

Underwriters:              MORGAN STANLEY (LEAD AND BOOK MANAGER); COUNTRYWIDE
                           SECURITIES CORPORATION, GREENWICH CAPITAL MARKETS,
                           INC. AND LEHMAN BROTHERS (CO-MANAGERS).

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           S&P and Moody's.

Statistical Calculation
Date:                      September 1, 2001

Cut-Off Date:              The close of business on September 1, 2001 or for
                           Mortgage Loans originated after the Cut-Off Date, the origination date of such Mortgage Loans.

Settlement Date:           On or about September 25, 2001.

Distribution Date:         The 25th of each month (or next succeeding business
                           day), beginning October 25, 2001.

Certificates Offered:      The "SENIOR CERTIFICATES" will consist of (i) the
                           Class A-1, Class A-2 (the "CLASS A CERTIFICATES") and
                           Class A-IO Certificates. The "SUBORDINATE
                           CERTIFICATES" will consist of the Class M-1, Class
                           M-2 and Class B Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "CERTIFICATES".

Registration:              The Certificates will be available in book-entry
                           form through DTC and upon request through Euroclear or Clearstream, Luxembourg.

Accrued Interest: The Certificates will settle with accrued interest. The price to be paid by investors for the Certificates will include accrued interest from September 1, 2001 up to, but not including, the Settlement Date (24 days).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 3

Interest Accrual Period:   The interest accrual period for the Certificates with
                           respect to any Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Clean-up Call:             The clean-up call can occur when the ending principal
                           balance of the Mortgage Loans is less than or equal to 5% of the original principal balance of the loans.

Denominations:             $25,000 minimum; increments of $1,000.

Federal Tax Status:        The Certificates will be treated as REMIC regular
                           interests for Federal income tax purposes.

ERISA:                     The Certificates are expected to be "ERISA" eligible.

SMMEA: It is anticipated that the Class A-1, Class A-2, Class A-IO and Class M-1 Certificates will be SMMEA eligible.

Pricing Prepayment
Speed: Fixed rate Mortgage Loans: 115% of PPC (100% PPC is equal to 4% - 20% CPR over 12 months)

                           Adjustable rate Mortgage Loans: 27% CPR

Mortgage Loans:            The Trust will consist of two groups of sub-prime
                           residential mortgage loans.

Group I
Mortgage Loans:            Group I consists of 1,650 conforming fixed rate and
                           adjustable rate Statistical Calculation  Mortgage
                           Loans with an aggregate balance of approximately
                           $131,072,773. Approximately $25,000,932 of Additional
                           Mortgage Loans will be added to Group I on or prior to the Closing Date.

Group II
Mortgage Loans: Group II consists primarily of 41 non-conforming fixed rate and adjustable rate Statistical Calculation Mortgage Loans with an aggregate balance of approximately $15,892,809. Approximately $3,033,486 of Additional Mortgage Loans will be added to Group II on or prior to the Closing Date.

Collateral Description:    For further information, please see the attached
                           collateral term sheet.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 4

Net WAC Cap:            As to any Distribution Date, a per annum rate equal to:

                        (i)   the weighted average gross rate of the
                              Mortgage Loans less the rates at which
                              certain fees (servicing, trustee, other) are calculated; minus

                        (ii)  the certificate rate on the Class A-IO
                              Certificates multiplied by a fraction equal to:

                              (a) the notional balance of the Class A-IO
                                  Certificates prior to such Distribution
                                  Date, divided by
                              (b) the balance of the Mortgage Loans.

Net Rate Cap
Carryover:              As to any Distribution Date and the Senior (other than
                        the Class A-IO) and Subordinate Certificates, the sum of

                        (i) the excess, if any, of interest due such Certificates (without regard to the Net WAC Cap) over interest due such Certificates at a rate equal to the Net WAC Cap;

                        (ii) any Net Rate Cap Carryover remaining unpaid from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the related pass-through rate (without regard to the Net WAC Cap)

Credit Enhancement:     Credit enhancement for the Certificates will consist of
                        (i) Excess Interest Collections,  (ii)
                        Overcollateralization and (iii) the subordination of Certificates with lower payment priorities.

Excess
Interest Collections:   For each Distribution Date, the interest collections
                        from the Mortgage Loans minus the sum of (i) the interest paid on the Certificates and (ii) the servicing, trustee and certain other fees paid in respect of the Mortgage Loans paid on the related
                        Distribution Date.

Overcollateralization:  The Certificateholders will be entitled to receive distributions of Excess Interest Collections as principal until the overcollateralization amount equals the Required Overcollateralization Amount. This distribution of interest as principal will have the effect of accelerating the amortization of the Certificates relative to the underlying Mortgage Loans. On any Distribution Date, the Overcollateralization Amount will be the amount by which the balance of the Mortgage Loans (the "MORTGAGE LOAN BALANCE") exceeds the balance of the Certificates (the "CERTIFICATE PRINCIPAL BALANCE"). On any Distribution Date on which the Mortgage Loan Balance does not exceed the Certificate Principal Balance by the Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Certificateholders to increase the overcollateralization amount to the Required Overcollateralization Amount.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 5

Credit Enhancement
Percentage:
                   Initial Credit                     Target Credit Enhancement
                     Enhancement                         After Stepdown Date
                   --------------                     -------------------------
               Rating           Percent              Rating             Percent
               ------           -------              ------             --------
              Aaa/AAA           15.00%              Aaa/AAA              35.50%
               Aa2/AA            8.75%               Aa2/AA              23.00%
                A2/A             4.00%                A2/A               13.50%
              Baa2/BBB           0.00%              Baa2/BBB              5.50%

Required
Overcollateralization
Amount: On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has not occurred, the Required Overcollateralization Amount is equal to:

                          (i) prior to the Stepdown Date, 2.75% of the initial Mortgage Loan Balance;
                          (ii) on or after the Stepdown Date, the greater of:

                              (a) the lesser of:
                                  (x) 2.75% of the initial Mortgage Loan
                                      Balance; and
                                  (y) 5.50% of the current Mortgage Loan
                                      Balance;
                              (b) 0.50% of the initial balance of the
                                  Certificates (the "OC FLOOR").

                           On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has occurred, the Required Overcollateralization Amount is equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Subordination Required
Overcollateralization
Amount: On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has not occurred, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount exclusive of the OC Floor calculation, otherwise the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

Delinquency Event:         The three-month rolling average of the percentage of
                           Mortgage Loans 60+ days delinquent exceeds [50%] of the percentage equal to the credit enhancement provided to the Senior Certificates.

Cumulative Loss Event:     For any Distribution Date in the applicable period
                           below, if cumulative losses on the Mortgage Loans exceed the applicable percentage of the initial
                           Mortgage Loan Balance:

                             Distribution Periods          Percentage
                             --------------------          ----------
                                   37-48                     [3.50]%
                                   49-60                     [4.00]%
                                 After 60                    [4.50]%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 6

Stepdown Date:             The later to occur of
                           (x)  the earlier of:
                                (a)  the Distribution Date occurring in
                                     October 2004; and
                                (b)  the Distribution Date on which the
                                     aggregate balance of the Class A
                                     Certificates is reduced to zero; and
                           (y) the first Distribution Date on which the Mortgage
                               Loan Balance has been reduced to 50% of the Mortgage Loan Balance as of the Cut-off Date.

Subordination Increase
Amount: As to any Distribution Date the lesser of the Subordination Deficiency and Excess Interest Collections.

Subordination
Deficiency:                As to any Distribution Date, the excess, if any,
                           of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:          As to any Distribution Date, the lesser of (i) the
                           principal payments received on the Mortgage Loans and
                           (ii) the excess, if any, of the Overcollateralization
                           Amount over the Required Overcollateralization Amount
                           (assuming 100% of the distribution of principal payments received on the Mortgage Loans is distributed to the Certificates).

Priority of Distributions: Available Funds will be distributed in the following order of priority, in each case, to the extent of funds remaining:

                           1.   To the Servicer and the Trustee, the
                                related fees;

                           2. To the Senior Certificates, concurrently, the related Accrued Certificate Interest and any Interest Carry Forward Amount for such Class of Certificates for such Distribution Date;

                           3. Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the Accrued Certificate Interest;

                           4.   To the Class A Certificates, the Senior
                                Principal Distribution Amount for such
                                Distribution Date, excluding any Subordination Increase Amount;

                           5. Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related principal distribution amount due (until the related required credit enhancement level is met), excluding any Subordination Increase Amounts;

                           6. To the Certificates, the related Subordination Increase Amount, distributed in the order of priorities set forth in 4 and 5 above;

                           7. To the holders of the Class M-1 Certificates, in an amount equal to the Interest Carry Forward Amount for such class;

                           8. To the holders of the Class M-1 Certificates, in an amount equal to the Realized Loss Amount allocable to the Class M-1 Certificates:

                           9. To the holders of the Class M-2 Certificates, in an amount equal to the Interest Carry

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

                                Forward Amount for such class;


                          10. To the holders of the Class M-2 Certificates, in an amount equal to the Realized Loss Amount allocable to the Class M-2 Certificates:

                          11. To the holders of the Class B Certificates, in an amount equal to the Interest Carry Forward Amount for such class;

                          12. To the holders of the Class B Certificates, in an amount equal to the Realized Loss Amount allocable to the Class B Certificates:

                          13. Sequentially, (a) concurrently to the Class A-1 and Class A-2 Certificates, pro rata, and
                                (b) sequentially to the Class M-1, Class M-2 and Class B Certificates, in that order, the related Net Rate Cap Carryover;

                          14. To the Class C Certificates, the amounts required by the pooling and servicing agreement;

                          15. To the residual certificates, any remaining amounts.

                          On any Distribution Date, any Interest Shortfalls to the extent not covered by Compensating Interest paid by the Servicer will be allocated, first, to the interest distribution amount with respect to the Class C Certificates, and thereafter, to the Accrued Certificate Interest with respect to the Senior Certificates and Subordinate Certificates on a pro rata basis based on the respective amounts of interest accrued on such Certificates for such Distribution Date. THE HOLDERS OF THE OFFERED CERTIFICATES WILL NOT BE ENTITLED TO REIMBURSEMENT FOR ANY SUCH INTEREST SHORTFALLS.

Interest Shortfall:       As to any Class of Certificates and any Distribution
                          Date, is the amount equal to the sum of Relief
                          Act Shortfalls and Prepayment Interest Shortfalls.

Accrued Certificate
Interest:                 As to any Distribution Date and for any Class of
                          Certificates, the amount of interest due thereon in respect of any Interest Period at the applicable pass-through rate, less the related pro rata share of Interest Shortfalls.

Interest Carry Forward
Amount: As to any Distribution Date and for any Class of Certificates, the amount, if any, by which (i) the Accrued Certificate Interest on such Class for the preceding Distribution Date plus any outstanding Interest Carry Forward Amount with respect to such Class from the second preceding Distribution Date (together with interest on such outstanding Interest Carry Forward Amount at the related pass-through rate for the related Interest Period to the extent lawful) exceeds
                          (ii) the amount of interest actually distributed to the holders of such Certificates on such preceding Distribution Date.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 8

Servicing Advances:            Each month the Servicer will determine
                               the amount of any unpaid interest due on the Mortgage Loans. If the Servicer believes that unpaid interest can be recovered from the related
                               Mortgage Loan, then the Servicer will either:

                               o Advance the unpaid interest to the trust out of its own funds; or

                               o Advance the unpaid interest to the trust out of collections on the Mortgage Loans that are not required to be distributed on the related Distribution Date.

                               The Servicer is required to reimburse the Trust for amounts advanced from trust collections on the next deposit date.

                               The Servicer shall be entitled to be reimbursed by the Trust for servicing advances from the related Mortgage Loan in respect of which the servicing advance was made.

Compensating Interest:         Subject to the limitation described below, the
                               Servicer will provide to the Trust, from the servicing fee, the amount of any shortfall in the anticipated collection of interest on a Mortgage Loan that is caused by a full or partial prepayment, liquidation or other charge off of any Mortgage Loan without any right of reimbursement ("COMPENSATING INTEREST"); provided that the maximum amount to be so covered from the servicing fee on any Distribution Date is the product of (i) one-twelfth of 0.25% and
                               (ii) the Mortgage Loan Balance as of the last day of the related Due Period.

Principal Distribution
Amount: As to any Distribution Date, the lesser of: (i) the balance of the Certificates prior to such Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount.

Senior Principal
Distribution Amount:           As to any Distribution Date prior to the Stepdown
                               Date or during the continuation of a Delinquency
                               Event, the lesser of (i) 100% of the Principal
                               Distribution Amount and (ii) the balance of the Class A Certificates.

                               As to any other Distribution Date, an amount equal to the excess, if any, of (i) the balance of the Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) 70.00% of the balance of the Mortgage Loans as of the end of the related due period less the Subordination Required Overcollateralization
                               Amount for that Distribution Date and (b) the balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 9

Class A Principal
Allocation Percentage:         The "Class A Principal Allocation Percentage" for
                               any Class of Class A Certificates for any Distribution Date is the percentage equivalent of a fraction, the numerator of which is (x) the portion of principal received for such Distribution Date that is related to the related
                               Mortgage Loans, and the denominator of which is
                               (y) the total principal received for such Distribution Date.

Priority of Class A
Principal Distribution:        The Senior Principal Distribution Amount for any
                               applicable Distribution Date, excluding any
                               Subordination Increase Amount included in that amount, distributed as follows:

                                A.  To the Class A-1 Certificates, payable
                                    solely from the principal received from the Group I Mortgage Loans, an amount equal to the product of (a) the Senior Principal Distribution Amount, excluding any Subordination Increase Amount included in that amount, and (b) the Class A Principal Allocation Percentage applicable to the Class A-1 Certificates, until the certificate principal balance is reduced to zero;

                               B.   To the Class A-2 Certificates, payable
                                    solely from the principal received from the Group II Mortgage Loans, an amount equal to the product of (a) the Senior Principal Distribution Amount, excluding any Subordination Increase Amount included in that amount, and (b) the Class A Principal Allocation Percentage applicable to the Class A-2 Certificates, until the certificate principal balance is reduced to zero;

                               If the certificate principal balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the holders of the Class A Certificates on such Distribution Date, and the amount of principal distributions distributable to the holders of the Class A Certificates on all subsequent distribution dates, will be distributed to the holders of the Class A Certificates remaining outstanding, until the certificate principal balance of such class of Class A Certificates remaining outstanding has been reduced to zero.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 10

Class M-1 Principal
Distribution Amount:

                          As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the balance of the Class A Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of

                          (1) the sum of

                              (A) the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date, and

                              (B) the class principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date

                          Over (2) the lesser of

                              (A) 82.50% of the Mortgage Loan Balance as of the last day of the related Due Period less the Subordination Required Overcollateralization
                                   Amount for that Distribution Date, and

                              (B) the balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Class M-2 Principal
Distribution Amount:      As to any Distribution Date on or after the Stepdown
                          Date, (x) 100% of the Principal Distribution Amount if the aggregate balance of the Class A Certificates and Class M-1 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency
                          Event is not in effect, the excess of

                          (1) the sum of

                              (A) the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

                              (B) the aggregate class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and

                              (C) the class principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date

                          Over (2) the lesser of

                              (A)  92.00% of the Mortgage Loan Balance as
                                   of the last day of the related Due
                                   Period less the Subordination Required
                                   Overcollateralization Amount for that
                                   Distribution Date, and

                              (B)  the balance of the Mortgage Loans as of
                                   the last day of the related Due Period minus the OC Floor.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

Class B Principal
Distribution Amount:      As to any Distribution Date on or after the Stepdown
                          Date, (x) 100% of the Principal Distribution Amount if the aggregate balance of the Class A and Class M
                          Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency
                          Event is not in effect, the excess of

                          (1) the sum of

                              (A) the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

                              (B) the aggregate class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and

                              (C) the aggregate class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date

                              (D) the class principal balance of the Class B Certificates immediately prior to the applicable Distribution Date

                          Over (2) the lesser of

                              (A) 100% of the Mortgage Loan Balance as of the last day of the related Due Period less the Subordination Required Overcollateralization
                                   Amount for that Distribution Date, and

                              (B) the balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Allocation of Losses:     Losses not covered by the available credit enhancement
                          will be allocated in the reverse order of payment priority (first to the Class B, then the Class M-2 and then the Class M-1 Certificates).




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 12

Class IO Notional
Balance Schedule:         The notional balance of the Class IO Certificates will
                          be equal to the lesser of (a) the balance of the Mortgage Loans and (b) the balance indicated in the schedule provided below.

                             DISTRIBUTION MONTH             NOTIONAL BALANCE
                             ------------------             ----------------
                             1 to 3                              $35,000,000
                             4 to 6                               33,390,974
                             7 to 9                               31,252,480
                             10 to 12                             28,387,048
                             13 to 15                             25,024,348
                             16 to 18                             21,971,706
                             19 to 21                             19,290,166
                             22 to 24                             16,934,736
                             25 to 27                             14,865,868
                             28 to 30                             13,048,799
                             31 to 33                             11,452,973
                             34 to 36                             10,051,536
                             37 and after                                  0

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 13

TO MATURITY

      PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)


                            PPC 0%/       PPC 50%/       PPC 85%/     PPC 115%/      PPC 150%/     PPC 175%/      PPC 200%/
          DATES             CPR 0%        CPR 15%        CPR 22%       CPR 27%        CPR 35%       CPR 40%        CPR 45%
     ----------------    ------------   ------------   ------------  ------------  ------------   ------------  ------------
         Initial              100           100            100           100            100           100            100
          Sep-02               96            88            82             77             71            66             62
          Sep-03               94            75            63             53             42            35             28
          Sep-04               93            64            48             35             23            15              8
          Sep-05               92            55            36             27             19            15              8
          Sep-06               90            46            30             21             13             9              6
          Sep-07               88            39            24             16              9             6              4
          Sep-08               86            34            20             12              6             4              2
          Sep-09               84            30            16              9              4             2              1
          Sep-10               82            26            13              7              3             2              1
          Sep-11               79            23            10              5              2             1              0
          Sep-12               76            20             8              4              1             0              0
          Sep-13               73            17             7              3              1             0              0
          Sep-14               70            15             5              2              0             0              0
          Sep-15               66            13             4              2              0             0              0
          Sep-16               62            11             3              1              0             0              0
          Sep-17               59            10             3              1              0             0              0
          Sep-18               56             8             2              0              0             0              0
          Sep-19               52             7             2              0              0             0              0
          Sep-20               49             6             1              0              0             0              0
          Sep-21               45             5             1              0              0             0              0
          Sep-22               41             4             1              0              0             0              0
          Sep-23               36             4             0              0              0             0              0
          Sep-24               33             3             0              0              0             0              0
          Sep-25               30             2             0              0              0             0              0
          Sep-26               26             2             0              0              0             0              0
          Sep-27               21             1             0              0              0             0              0
          Sep-28               16             1             0              0              0             0              0
          Sep-29               11             0             0              0              0             0              0
          Sep-30                5             0             0              0              0             0              0
          Sep-31                0             0             0              0              0             0              0
     AVERAGE LIFE TO        17.67          6.64          4.33           3.28           2.50          2.09           1.75
     MATURITY [YEARS]
     AVERAGE LIFE TO        17.66          6.52          4.19           3.18           2.42          2.02           1.69
       CALL [YEARS]


1. PPC speeds apply to fixed rate collateral; CPR speeds apply to ARM collateral.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 14

TO MATURITY

      PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)


                           PPC 0%/       PPC 50%/       PPC 85%/     PPC 115%/      PPC 150%/     PPC 175%/      PPC 200%/
          DATES            CPR 0%        CPR 15%        CPR 22%       CPR 27%        CPR 35%       CPR 40%        CPR 45%
     ----------------    ------------   ------------   ------------  ------------  ------------   ------------  ------------
         Initial              100           100            100           100            100           100            100
          Sep-02               97            88             82            77             70            66             62
          Sep-03               96            76             63            53             42            35             28
          Sep-04               95            65             48            35             23            15              8
          Sep-05               93            56             37            28             19            15              8
          Sep-06               92            47             30            21             13            10              7
          Sep-07               91            40             25            16              9             6              4
          Sep-08               89            35             20            12              6             4              2
          Sep-09               88            31             17             9              4             2              1
          Sep-10               86            27             14             7              3             2              1
          Sep-11               84            24             11             5              2             1              0
          Sep-12               82            21              9             4              1             0              0
          Sep-13               80            19              7             3              1             0              0
          Sep-14               77            17              6             2              0             0              0
          Sep-15               75            15              5             2              0             0              0
          Sep-16               72            13              4             1              0             0              0
          Sep-17               69            11              3             1              0             0              0
          Sep-18               65            10              3             0              0             0              0
          Sep-19               62             8              2             0              0             0              0
          Sep-20               58             7              2             0              0             0              0
          Sep-21               53             6              1             0              0             0              0
          Sep-22               48             5              1             0              0             0              0
          Sep-23               44             4              1             0              0             0              0
          Sep-24               40             4              0             0              0             0              0
          Sep-25               36             3              0             0              0             0              0
          Sep-26               31             2              0             0              0             0              0
          Sep-27               26             2              0             0              0             0              0
          Sep-28               21             1              0             0              0             0              0
          Sep-29               15             1              0             0              0             0              0
          Sep-30                9             0              0             0              0             0              0
          Sep-31                0             0              0             0              0             0              0
     AVERAGE LIFE TO        19.27          6.91          4. 42          3.32          2. 51          2.09          1. 74
     MATURITY [YEARS]
     AVERAGE LIFE TO        19.25          6.75          4. 26          3.20          2. 42          2.02          1. 68
       CALL [YEARS]

1. PPC speeds apply to fixed rate collateral; CPR speeds apply to ARM collateral.




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 15

TO MATURITY


      PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)


                            PPC 0%/       PPC 50%/       PPC 85%/     PPC 115%/      PPC 150%/     PPC 175%/      PPC 200%/
          DATES             CPR 0%        CPR 15%        CPR 22%       CPR 27%        CPR 35%       CPR 40%        CPR 45%
     ----------------    ------------   ------------   ------------  ------------  ------------   ------------  ------------
         Initial              100           100            100           100            100           100            100
          Sep-02              100           100            100           100            100           100            100
          Sep-03              100           100            100           100            100           100            100
          Sep-04              100           100            100           100            100           100            100
          Sep-05              100           100             96            72             51            39             71
          Sep-06              100           100             78            55             35            25             17
          Sep-07              100           100             64            42             24            16             10
          Sep-08              100            89             52            31             17            10              6
          Sep-09              100            79             42            24             11             6              2
          Sep-10              100            69             34            18              8             4              0
          Sep-11              100            61             28            13              5             0              0
          Sep-12              100            53             22            10              2             0              0
          Sep-13              100            46             18             7              0             0              0
          Sep-14              100            40             14             6              0             0              0
          Sep-15              100            35             11             4              0             0              0
          Sep-16              100            30              9             1              0             0              0
          Sep-17              100            26              7             0              0             0              0
          Sep-18              100            22              6             0              0             0              0
          Sep-19              100            19              5             0              0             0              0
          Sep-20              100            16              2             0              0             0              0
          Sep-21              100            14              0             0              0             0              0
          Sep-22              100            12              0             0              0             0              0
          Sep-23               98            10              0             0              0             0              0
          Sep-24               89             8              0             0              0             0              0
          Sep-25               80             6              0             0              0             0              0
          Sep-26               69             5              0             0              0             0              0
          Sep-27               57             3              0             0              0             0              0
          Sep-28               44             0              0             0              0             0              0
          Sep-29               30             0              0             0              0             0              0
          Sep-30               14             0              0             0              0             0              0
          Sep-31                0             0              0             0              0             0              0
     AVERAGE LIFE TO         26.36        12.97           8.43          6.33           5.06          4.67           4.60
     MATURITY [YEARS]
     AVERAGE LIFE TO         26.34        12.69           8.14          6.11           4.90          4.52           4.48
       CALL [YEARS]

1. PPC speeds apply to fixed rate collateral; CPR speeds apply to ARM collateral.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------

TO MATURITY

      PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)


                            PPC 0%/       PPC 50%/       PPC 85%/     PPC 115%/      PPC 150%/     PPC 175%/      PPC 200%/
          DATES             CPR 0%        CPR 15%        CPR 22%       CPR 27%        CPR 35%       CPR 40%        CPR 45%
     ----------------    ------------   ------------   ------------  ------------  ------------   ------------  ------------
         Initial              100           100            100           100            100           100            100
          Sep-02              100           100            100           100            100           100            100
          Sep-03              100           100            100           100            100           100            100
          Sep-04              100           100            100           100            100           100            100
          Sep-05              100           100            96             72            51             39            29
          Sep-06              100           100            78             55            35             25            17
          Sep-07              100           100            64             42            24             16            10
          Sep-08              100            89            52             31            17             10             4
          Sep-09              100            79            42             24            11             5              0
          Sep-10              100            69            34             18             8             0              0
          Sep-11              100            61            28             13             2             0              0
          Sep-12              100            53            22             10             0             0              0
          Sep-13              100            46            18             7              0             0              0
          Sep-14              100            40            14             3              0             0              0
          Sep-15              100            35            11             0              0             0              0
          Sep-16              100            30             9             0              0             0              0
          Sep-17              100            26             7             0              0             0              0
          Sep-18              100            22             3             0              0             0              0
          Sep-19              100            19             1             0              0             0              0
          Sep-20              100            16             0             0              0             0              0
          Sep-21              100            14             0             0              0             0              0
          Sep-22              100            12             0             0              0             0              0
          Sep-23               98            10             0             0              0             0              0
          Sep-24               89            8              0             0              0             0              0
          Sep-25               80            5              0             0              0             0              0
          Sep-26               69            2              0             0              0             0              0
          Sep-27               57            0              0             0              0             0              0
          Sep-28               44            0              0             0              0             0              0
          Sep-29               30            0              0             0              0             0              0
          Sep-30               14            0              0             0              0             0              0
          Sep-31               0             0              0             0              0             0              0
     AVERAGE LIFE TO         26.36         12.89          8.34           6.26          4.94           4.43          4.16
     MATURITY [YEARS]
     AVERAGE LIFE TO         26.34         12.69          8.14           6.11          4.82           4.33          4.08
       CALL [YEARS]

1. PPC speeds apply to fixed rate collateral; CPR speeds apply to ARM collateral.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 17

TO MATURITY

       PERCENTAGE OF CLASS B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)


                            PPC 0%/       PPC 50%/       PPC 85%/     PPC 115%/      PPC 150%/     PPC 175%/      PPC 200%/
          DATES             CPR 0%        CPR 15%        CPR 22%       CPR 27%        CPR 35%       CPR 40%        CPR 45%
     ----------------    ------------   ------------   ------------  ------------  ------------   ------------  ------------
         Initial              100           100            100           100            100           100            100
          Sep-02              100           100            100           100            100           100            100
          Sep-03              100           100            100           100            100           100            100
          Sep-04              100           100            100           100            100           100            100
          Sep-05              100           100            96             72            51             39            29
          Sep-06              100           100            78             55            35             25            16
          Sep-07              100           100            64             42            24             14             5
          Sep-08              100            89            52             31            16             5              0
          Sep-09              100            79            42             24             7             0              0
          Sep-10              100            69            34             18             1             0              0
          Sep-11              100            61            28             10             0             0              0
          Sep-12              100            53            22             4              0             0              0
          Sep-13              100            46            18             0              0             0              0
          Sep-14              100            40            12             0              0             0              0
          Sep-15              100            35             7             0              0             0              0
          Sep-16              100            30             3             0              0             0              0
          Sep-17              100            26             0             0              0             0              0
          Sep-18              100            22             0             0              0             0              0
          Sep-19              100            19             0             0              0             0              0
          Sep-20              100            15             0             0              0             0              0
          Sep-21              100            11             0             0              0             0              0
          Sep-22              100            7              0             0              0             0              0
          Sep-23               98            4              0             0              0             0              0
          Sep-24               89            1              0             0              0             0              0
          Sep-25               80            0              0             0              0             0              0
          Sep-26               69            0              0             0              0             0              0
          Sep-27               57            0              0             0              0             0              0
          Sep-28               44            0              0             0              0             0              0
          Sep-29               30            0              0             0              0             0              0
          Sep-30               12            0              0             0              0             0              0
          Sep-31               0             0              0             0              0             0              0
     AVERAGE LIFE TO         26.33         12.61          8.09           6.07          4.75           4.22          3.88
     MATURITY [YEARS]
     AVERAGE LIFE TO         26.32         12.58          8.06           6.05          4.74           4.20          3.87
       CALL [YEARS]


1. PPC speeds apply to fixed rate collateral; CPR speeds apply to ARM collateral.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 18

                          GROUP I - COLLATERAL SUMMARY

--------------------------------------------------------------------------------

                              GROUP I SUMMARY TABLE

--------------------------------------------------------------------------------
NUMBER OF MORTGAGE LOANS                               1,650
TOTAL OUTSTANDING PRINCIPAL BALANCE                    $131,072,773
AVERAGE PRINCIPAL BALANCE                              $79,438
WEIGHTED AVERAGE MORTGAGE COUPON RATE                  10.070%
WEIGHTED AVERAGE ORIGINAL TERM (MOS.)                  334.3 months
WEIGHTED AVERAGE REMAINING TERM (MOS.)                 332.6 months
WEIGHTED AVERAGE FICO                                  602.9
WEIGHTED AVERAGE CLTV                                  74.66
--------------------------------------------------------------------------------


                                     GROUP I
                                 ADJUSTMENT TYPE

                                NUMBER OF     TOTAL CURRENT         % OF TOTAL
ADJUSTMENT TYPE            MORTGAGE LOANS           BALANCE    CURRENT BALANCE
--------------------------------------------------------------------------------
Fixed Rate                          1,593    126,867,370.62              96.79
ARM                                    57      4,205,402.00               3.21
--------------------------------------------------------------------------------
TOTAL:                              1,650    131,072,772.62             100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 19

                                     GROUP I
                     CURRENT MORTGAGE LOAN PRINCIPAL BALANCE



CURRENT MORTGAGE LOAN                   NUMBER OF       TOTAL CURRENT            % OF TOTAL
PRINCIPAL BALANCE ($)              MORTGAGE LOANS             BALANCE       CURRENT BALANCE
-------------------------------------------------------------------------------------------------
(less than or equal to 50,000.00              561        20,279,363.45                15.47
50,000.01 - 75,000.00                         447        27,609,075.97                21.06
75,000.01 - 100,000.00                        223        19,179,222.40                14.63
100,000.01 - 125,000.00                       139        15,567,461.14                11.88
125,000.01 - 150,000.00                       103        14,123,553.46                10.78
150,000.01 - 175,000.00                        75        12,215,719.36                 9.32
175,000.01 - 200,000.00                        40         7,568,590.93                 5.77
200,000.01 - 225,000.00                        32         6,791,524.24                 5.18
225,000.01 - 250,000.00                        16         3,813,165.50                 2.91
250,000.01 (greater than or equal to)          14         3,925,096.17                 2.99
-------------------------------------------------------------------------------------------------
TOTAL:                                      1,650       131,072,772.62               100.00


Minimum: $11,182
Maximum: $364,255
Average: $79,438

                                     GROUP I
                             CURRENT MORTGAGE RATES

                                        NUMBER OF       TOTAL CURRENT            % OF TOTAL
CURRENT MORTGAGE RATES (%)         MORTGAGE LOANS             BALANCE       CURRENT BALANCE
-------------------------------------------------------------------------------------------------
(less than or equal to) 7.000                   4          521,089.94                  0.40
7.001 - 8.000                                  94       11,514,150.21                  8.78
8.001 - 9.000                                 251       28,733,319.51                 21.92
9.001 - 10.000                                421       36,176,722.79                 27.60
10.001 - 11.000                               314       23,327,584.06                 17.80
11.001 - 12.000                               248       14,555,764.71                 11.11
12.001 - 13.000                               203       11,253,486.17                  8.59
13.001 - 14.000                                90        3,929,722.12                  3.00
14.001 - 15.000                                25        1,060,933.11                  0.81
-------------------------------------------------------------------------------------------------
TOTAL:                                      1,650      131,072,772.62                100.00


Minimum: 6.7140%
Maximum: 15.0000%
Weighted Average: 10.0697%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 20

                                     GROUP I
                                  ORIGINAL TERM

                                       NUMBER OF       TOTAL CURRENT             % OF TOTAL
ORIGINAL TERM (MONTHS)            MORTGAGE LOANS             BALANCE        CURRENT BALANCE
-------------------------------------------------------------------------------------------------
61 - 120                                      15          716,676.98                   0.55
121 - 180                                    258       14,490,247.78                  11.06
181 - 240                                     63        4,636,024.75                   3.54
241 - 300                                      5          447,541.61                   0.34
301 - 360                                  1,309      110,782,281.50                  84.52
-------------------------------------------------------------------------------------------------
TOTAL:                                     1,650      131,072,772.62                 100.00


Minimum: 96 months
Maximum: 360 months
Weighted Average: 334.3 months


                                  GROUP I
                     REMAINING TERM TO STATED MATURITY


REMAINING TERM                         NUMBER OF       TOTAL CURRENT             % OF TOTAL
TO STATED MATURITY (MONTHS)       MORTGAGE LOANS             BALANCE        CURRENT BALANCE
-------------------------------------------------------------------------------------------------
61 - 120                                      15          716,676.98                   0.55
121 - 180                                    258       14,490,247.78                  11.06
181 - 240                                     63        4,636,024.75                   3.54
241 - 300                                      5          447,541.61                   0.34
301 - 360                                  1,309      110,782,281.50                  84.52
-------------------------------------------------------------------------------------------------
TOTAL:                                     1,650      131,072,772.62                 100.00


Minimum: 96 months
Maximum: 360 months
Weighted Average: 332.6 months

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 21

                                     GROUP I
                  DISTRIBUTION OF CURRENT LOAN-TO-VALUE RATIOS

CURRENT                                    NUMBER OF            TOTAL CURRENT                % OF TOTAL
LOAN-TO-VALUE RATIO (%)               MORTGAGE LOANS                  BALANCE           CURRENT BALANCE
--------------------------------------------------------------------------------------------------------------
(less than or equal to) 50.00                    144             6,406,590.99                      4.89
50.01 - 60.00                                    112             7,870,767.63                      6.00
60.01 - 70.00                                    318            21,667,320.12                     16.53
70.01 - 75.00                                    289            22,922,547.38                     17.49
75.01 - 80.00                                    514            44,104,333.36                     33.65
80.01 - 85.00                                    150            14,109,157.50                     10.76
85.01 - 90.00                                    109            12,571,254.45                      9.59
90.01 - 95.00                                      7               835,867.57                      0.64
95.01 - 100.00                                     7               584,933.62                      0.45
--------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,650           131,072,772.62                    100.00


Minimum: 3.74%
Maximum: 100.00%
Weighted Average: 74.66%

                                     GROUP I
                                    OCCUPANCY


                                           NUMBER OF            TOTAL CURRENT                % OF TOTAL
OCCUPANCY                             MORTGAGE LOANS                  BALANCE           CURRENT BALANCE
--------------------------------------------------------------------------------------------------------------
Primary                                        1,483           121,565,292.04                     92.75
Non-Owner Occupied                               167             9,507,480.58                      7.25
--------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,650           131,072,772.62                    100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 22

                                     GROUP I
                                 PROPERTY TYPES

                                   NUMBER OF         TOTAL CURRENT            % OF TOTAL
PROPERTY TYPE                 MORTGAGE LOANS               BALANCE       CURRENT BALANCE
-----------------------------------------------------------------------------------------
Single Family Residence                1,465        115,729,592.77                 88.29
2 Family                                 108          8,203,946.68                  6.26
Condo                                     33          2,992,610.24                  2.28
3 Family                                  19          1,944,289.25                  1.48
4 Family                                  13          1,362,127.05                  1.04
Manufactured Housing                      11            774,475.11                  0.59
Townhouse                                  1             65,731.52                  0.05
-----------------------------------------------------------------------------------------
TOTAL:                                 1,650        131,072,772.62                100.00


                                     GROUP I
                        GEOGRAPHIC DISTRIBUTION BY STATE


GEOGRAPHIC
DISTRIBUTION                       NUMBER OF         TOTAL CURRENT            % OF TOTAL
BY STATE                      MORTGAGE LOANS               BALANCE       CURRENT BALANCE
-----------------------------------------------------------------------------------------
Arizona                                   41          2,881,460.14                  2.20
Arkansas                                   3             86,761.06                  0.07
California                               220         28,025,545.45                 21.38
Colorado                                   4            320,453.13                  0.24
Connecticut                               15          1,578,924.71                  1.20
Delaware                                   1             36,895.51                  0.03
District of Columbia                       1             85,459.04                  0.07
Florida                                   85          7,029,338.30                  5.36
Georgia                                   23          1,916,448.97                  1.46
Hawaii                                    16          2,665,503.08                  2.03
Idaho                                      8            574,194.71                  0.44
Illinois                                  92          6,898,285.95                  5.26
Indiana                                   21          1,290,744.65                  0.98
Iowa                                      59          3,446,571.44                  2.63
Kansas                                     5            315,054.31                  0.24
Kentucky                                   2            102,354.88                  0.08
Louisiana                                  7            373,226.77                  0.28
Maryland                                  12          1,039,311.72                  0.79
Massachusetts                             19          2,545,285.72                  1.94
Michigan                                 114          7,181,489.44                  5.48
Minnesota                                 25          2,910,301.15                  2.22
Mississippi                               10            451,214.32                  0.34
Missouri                                  41          2,192,789.25                  1.67

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 23


GEOGRAPHIC
DISTRIBUTION                       NUMBER OF         TOTAL CURRENT            % OF TOTAL
BY STATE                      MORTGAGE LOANS               BALANCE       CURRENT BALANCE
-----------------------------------------------------------------------------------------
Montana                                    5            386,215.17                  0.29
Nebraska                                   4            319,754.99                  0.24
Nevada                                    27          3,053,757.84                  2.33
New Hampshire                              3            532,823.93                  0.41
New Jersey                                28          2,966,790.29                  2.26
New Mexico                                 1             44,983.92                  0.03
New York                                 110          7,907,796.08                  6.03
North Carolina                            21          1,155,297.78                  0.88
Ohio                                     125          7,726,957.10                  5.90
Oklahoma                                  18            986,454.27                  0.75
Oregon                                    15          1,836,298.69                  1.40
Pennsylvania                              86          5,538,495.89                  4.23
Rhode Island                               6            531,489.93                  0.41
South Carolina                             4            371,691.13                  0.28
South Dakota                               1             19,590.00                  0.01
Tennessee                                 44          2,355,674.14                  1.80
Texas                                    263         16,367,547.40                 12.49
Utah                                       7            630,798.10                  0.48
Virginia                                  31          2,294,414.44                  1.75
Washington                                13          1,114,582.83                  0.85
West Virginia                              3            116,927.82                  0.09
Wisconsin                                 11            866,817.18                  0.66
-----------------------------------------------------------------------------------------
TOTAL:                                 1,650        131,072,772.62                100.00

Number of States Represented:  44 and the District of Columbia

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 24

                                    GROUP I
                                   ORIGINATOR


                                      NUMBER OF             TOTAL CURRENT              % OF TOTAL
ORIGINATOR                       MORTGAGE LOANS                   BALANCE         CURRENT BALANCE
--------------------------------------------------------------------------------------------------
Broker/Wholesale                            306             29,398,568.80                   22.43
National Loan Center                        181             14,718,377.23                   11.23
Retail                                    1,161             86,676,533.53                   66.13
Unaffiliated Originator                       2                279,293.06                    0.21
--------------------------------------------------------------------------------------------------
TOTAL:                                    1,650            131,072,772.62                  100.00


                                    GROUP I
                              DOCUMENTATION LEVEL

                                     NUMBER OF             TOTAL CURRENT               % OF TOTAL
DOCUMENTATION LEVEL             MORTGAGE LOANS                   BALANCE          CURRENT BALANCE
--------------------------------------------------------------------------------------------------
Full                                     1,387            107,872,618.87                    82.30
Stated Documentation                       219             19,867,033.54                    15.16
Light                                       44              3,333,120.21                     2.54
--------------------------------------------------------------------------------------------------
TOTAL:                                   1,650            131,072,772.62                   100.00

                                    GROUP I
                                  CREDIT GRADE

CREDIT                              NUMBER OF             TOTAL CURRENT                % OF TOTAL
GRADE                          MORTGAGE LOANS                   BALANCE           CURRENT BALANCE
--------------------------------------------------------------------------------------------------
A+                                         56              5,189,321.77                      3.96
A                                         256             25,517,104.85                     19.47
A-                                        425             37,353,653.66                     28.50
B+                                        143             11,196,523.20                      8.54
B                                         358             27,158,425.85                     20.72
B-                                         49              2,618,905.10                      2.00
C+                                         39              2,261,294.10                      1.73
C                                         225             13,561,085.20                     10.35
C-                                         58              3,646,477.13                      2.78
D                                          41              2,569,981.76                      1.96
--------------------------------------------------------------------------------------------------
TOTAL:                                  1,650            131,072,772.62                    100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 25

                                    GROUP I
                                   FICO SCORE

FICO                                       NUMBER OF         TOTAL CURRENT            % OF TOTAL
SCORE                                 MORTGAGE LOANS               BALANCE       CURRENT BALANCE
-------------------------------------------------------------------------------------------------
Non applicable                                    23            835,382.35                  0.64
1 - 540                                          199         13,006,724.36                  9.92
541 - 580                                        412         28,909,257.89                 22.06
581 - 620                                        548         45,244,380.73                 34.52
621 - 660                                        324         29,755,432.91                 22.70
661 - 700                                         91          8,414,386.69                  6.42
701 - 740                                         36          3,580,792.53                  2.73
741 - 780                                         14          1,070,117.85                  0.82
781 - 820                                          3            256,297.31                  0.20
-------------------------------------------------------------------------------------------------
TOTAL:                                         1,650        131,072,772.62                100.00


Minimum: 430
Maximum: 811
Weighted Average: 602.9

                    GROUP I - ADJUSTABLE RATE MORTGAGE LOANS
                                     MARGIN

                                           NUMBER OF         TOTAL CURRENT            % OF TOTAL
MARGIN (%)                            MORTGAGE LOANS               BALANCE       CURRENT BALANCE
-------------------------------------------------------------------------------------------------
4.001 - 4.500                                      2            125,689.88                  2.99
5.001 - 5.500                                      3            274,247.46                  6.52
5.501 - 6.000                                      8            628,962.45                 14.96
6.001 - 6.500                                      9            661,096.49                 15.72
6.501 - 7.000                                     14          1,361,321.86                 32.37
7.001 - 7.500                                      1             69,664.38                  1.66
7.501 - 8.000                                     12            701,527.43                 16.68
8.001 (greater than or equal to)                   8            382,892.05                  9.10
-------------------------------------------------------------------------------------------------
TOTAL:                                            57          4,205,402.00                100.00


Minimum:   4.0090%
Maximum:   9.8800%
Weighted Average:   6.7576%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 26

                    GROUP I - ADJUSTABLE RATE MORTGAGE LOANS
                           NEXT RATE ADJUSTMENT DATE

                                                     NUMBER OF             TOTAL CURRENT                % OF TOTAL
NEXT RATE ADJUSTMENT DATE                       MORTGAGE LOANS                   BALANCE           CURRENT BALANCE
-------------------------------------------------------------------------------------------------------------------
4/1/2004                                                     2                145,350.34                      3.46
5/1/2004                                                    29              1,811,751.49                     43.08
6/1/2004                                                    25              2,179,348.02                     51.82
7/1/2004                                                     1                 68,952.15                      1.64
-------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      57              4,205,402.00                     100.00


Minimum:   2004-04-01
Maximum:   2004-07-01
Weighted Average Months:   32.5

                    GROUP I - ADJUSTABLE RATE MORTGAGE LOANS
                             MAXIMUM MORTGAGE RATES

                                                   NUMBER OF             TOTAL CURRENT                  % OF TOTAL
MAXIMUM MORTGAGE RATES (%)                    MORTGAGE LOANS                   BALANCE             CURRENT BALANCE
-------------------------------------------------------------------------------------------------------------------
     14.001 - 15.000                                       2                125,689.88                        2.99
     15.001 - 16.000                                       8                828,230.54                       19.69
     16.001 - 17.000                                      18              1,566,488.64                       37.25
     17.001 - 18.000                                      12                682,231.16                       16.22
     18.001 - 19.000                                       8                486,918.67                       11.58
     19.001 - 20.000                                       8                458,374.52                       10.90
     20.001 (greater than or equal to)                     1                 57,468.59                        1.37
-------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    57              4,205,402.00                      100.00

Minimum:   14.3990%
Maximum:   20.0500%
Weighted Average:   17.0913%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 27

                          GROUP II - COLLATERAL SUMMARY

--------------------------------------------------------------------------------

                             SUMMARY TABLE GROUP II
--------------------------------------------------------------------------------
NUMBER OF MORTGAGE LOANS                               41
TOTAL OUTSTANDING PRINCIPAL BALANCE                    $15,892,809
AVERAGE PRINCIPAL BALANCE                              $387,629
WEIGHTED AVERAGE MORTGAGE COUPON RATE                  9.234%
WEIGHTED AVERAGE ORIGINAL TERM (MOS.)                  356.5 months
WEIGHTED AVERAGE REMAINING TERM (MOS.)                 354.8 months
WEIGHTED AVERAGE FICO                                  606.9
WEIGHTED AVERAGE CLTV                                  74.57
--------------------------------------------------------------------------------


                                    GROUP II
                                 ADJUSTMENT TYPE

                          NUMBER OF      TOTAL CURRENT           % OF TOTAL
ADJUSTMENT TYPE      MORTGAGE LOANS            BALANCE      CURRENT BALANCE
----------------------------------------------------------------------------
Fixed Rate                       40      15,393,443.14                96.86
ARM                               1         499,365.58                 3.14
----------------------------------------------------------------------------
TOTAL:                           41      15,892,808.72               100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 28

                                    GROUP II
                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCE


CURRENT MORTGAGE LOAN                 NUMBER OF          TOTAL CURRENT              % OF TOTAL
PRINCIPAL BALANCE ($)            MORTGAGE LOANS                BALANCE         CURRENT BALANCE
-----------------------------------------------------------------------------------------------
250,000.01 - 300,000.00                       9           2,579,642.50                   16.23
300,000.01 - 400,000.00                      21           7,007,640.83                   44.09
400,000.01 - 500,000.00                       6           2,855,915.39                   17.97
600,000.01 - 700,000.00                       3           1,936,500.60                   12.18
700,000.01 - 800,000.00                       2           1,513,109.40                    9.52
-----------------------------------------------------------------------------------------------
TOTAL:                                       41          15,892,808.72                  100.00


Minimum: $275,780
Maximum: $763,890
Average: $387,629

                                    GROUP II
                             CURRENT MORTGAGE RATES

                                     NUMBER OF          TOTAL CURRENT               % OF TOTAL
CURRENT MORTGAGE RATES (%)      MORTGAGE LOANS                BALANCE          CURRENT BALANCE
-----------------------------------------------------------------------------------------------
7.001 - 8.000                               11           4,157,262.77                    26.16
8.001 - 9.000                               13           4,554,182.02                    28.66
9.001 - 10.000                               9           4,200,977.23                    26.43
10.001 - 11.000                              4           1,727,145.80                    10.87
11.001 - 12.000                              1             343,788.59                     2.16
12.001 - 13.000                              3             909,452.31                     5.72
-----------------------------------------------------------------------------------------------
TOTAL:                                      41          15,892,808.72                   100.00

Minimum: 7.7500%
Maximum: 13.0000%
Weighted Average: 9.2337%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
                                     PAGE 29

                                    GROUP II
                                 ORIGINAL TERM

                                            NUMBER OF           TOTAL CURRENT               % OF TOTAL
ORIGINAL TERM (MONTHS)                 MORTGAGE LOANS                 BALANCE          CURRENT BALANCE
-------------------------------------------------------------------------------------------------------
121 - 180                                           1              306,539.92                     1.93
301 - 360                                          40           15,586,268.80                    98.07
-------------------------------------------------------------------------------------------------------
TOTAL:                                             41           15,892,808.72                   100.00


Minimum: 180 months
Maximum: 360 months
Weighted Average: 356.5 months

                                    GROUP II
                       REMAINING TERM TO STATED MATURITY


REMAINING TERM                               NUMBER OF           TOTAL CURRENT              % OF TOTAL
TO STATED MATURITY (MONTHS)             MORTGAGE LOANS                 BALANCE         CURRENT BALANCE
-------------------------------------------------------------------------------------------------------
121 - 180                                            1              306,539.92                    1.93
301 - 360                                           40           15,586,268.80                   98.07
-------------------------------------------------------------------------------------------------------
TOTAL:                                              41           15,892,808.72                  100.00

Minimum: 178 months
Maximum: 360 months
Weighted Average: 354.8 months

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 30

                                    GROUP II
                          CURRENT LOAN-TO-VALUE RATIO


CURRENT                                 NUMBER OF           TOTAL CURRENT                % OF TOTAL
LOAN-TO-VALUE RATIO (%)            MORTGAGE LOANS                 BALANCE           CURRENT BALANCE
----------------------------------------------------------------------------------------------------
50.01 - 60.00                                   1              299,823.79                      1.89
60.01 - 70.00                                   9            4,278,391.90                     26.92
70.01 - 75.00                                  10            3,634,343.38                     22.87
75.01 - 80.00                                  15            5,792,971.24                     36.45
80.01 - 85.00                                   4            1,264,860.11                      7.96
85.01 - 90.00                                   2              622,418.30                      3.92
----------------------------------------------------------------------------------------------------
TOTAL:                                         41           15,892,808.72                    100.00


Minimum: 54.51%
Maximum: 89.96%
Weighted Average: 74.57%

                                    GROUP II
                                   OCCUPANCY



                                            NUMBER OF         TOTAL CURRENT               % OF TOTAL
OCCUPANCY                              MORTGAGE LOANS               BALANCE          CURRENT BALANCE
-----------------------------------------------------------------------------------------------------
Primary                                            41         15,892,808.72                   100.00
-----------------------------------------------------------------------------------------------------
TOTAL:                                             41         15,892,808.72                   100.00


                                    GROUP II
                                 PROPERTY TYPES


                                            NUMBER OF         TOTAL CURRENT               % OF TOTAL
PROPERTY TYPE                          MORTGAGE LOANS               BALANCE          CURRENT BALANCE
-----------------------------------------------------------------------------------------------------
Single Family Residence                            39         15,069,667.74                    94.82
Condo                                               2            823,140.98                     5.18
-----------------------------------------------------------------------------------------------------
TOTAL:                                             41         15,892,808.72                   100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 31

                                    GROUP II
                            GEOGRAPHIC DISTRIBUTION


GEOGRAPHIC
DISTRIBUTION                                 NUMBER OF            TOTAL CURRENT            % OF TOTAL
BY STATE                                MORTGAGE LOANS                  BALANCE       CURRENT BALANCE
------------------------------------------------------------------------------------------------------
California                                          18             6,475,469.42                 40.74
Florida                                              1               313,077.03                  1.97
Hawaii                                               1               499,726.31                  3.14
Indiana                                              1               749,219.36                  4.71
Massachusetts                                        1               365,305.49                  2.30
Michigan                                             1               479,352.39                  3.02
Montana                                              1               331,866.28                  2.09
New Jersey                                           2               603,122.38                  3.79
New York                                             3             1,034,829.10                  6.51
North Carolina                                       1               299,823.79                  1.89
Ohio                                                 2               587,600.82                  3.70
Oregon                                               3             1,778,388.88                 11.19
Texas                                                5             1,983,449.23                 12.48
Virginia                                             1               391,578.24                  2.46
------------------------------------------------------------------------------------------------------
TOTAL:                                              41            15,892,808.72                100.00

Number of States Represented: 14


                                    GROUP II
                                   ORIGINATOR

                                               NUMBER OF          TOTAL CURRENT             % OF TOTAL
ORIGINATOR                                MORTGAGE LOANS                BALANCE        CURRENT BALANCE
-------------------------------------------------------------------------------------------------------
Broker/Wholesale                                      20           7,145,316.21                  44.96
National Loan Center                                   2             588,647.99                   3.70
Retail                                                19           8,158,844.52                  51.34
-------------------------------------------------------------------------------------------------------
TOTAL:                                                41          15,892,808.72                 100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 32

                                    GROUP II
                              DOCUMENTATION LEVEL

                                     NUMBER OF          TOTAL CURRENT               % OF TOTAL
DOCUMENTATION LEVEL             MORTGAGE LOANS                BALANCE          CURRENT BALANCE
-----------------------------------------------------------------------------------------------
Full                                        26          10,069,714.63                    63.36
Stated Documentation                        14           5,516,764.16                    34.71
Light                                        1             306,329.93                     1.93
-----------------------------------------------------------------------------------------------
TOTAL:                                      41          15,892,808.72                   100.00

                                    GROUP II
                                  CREDIT GRADE

CREDIT                               NUMBER OF          TOTAL CURRENT               % OF TOTAL
GRADE                           MORTGAGE LOANS                BALANCE          CURRENT BALANCE
-----------------------------------------------------------------------------------------------
A+                                           2             634,856.55                     3.99
A                                           14           5,713,521.81                    35.95
A-                                          12           5,172,483.53                    32.55
B+                                           3             998,438.96                     6.28
-----------------------------------------------------------------------------------------------
B                                            6           2,188,275.88                    13.77
B-                                           1             306,329.93                     1.93
C                                            3             878,902.06                     5.53
-----------------------------------------------------------------------------------------------
TOTAL:                                      41          15,892,808.72                   100.00

                                    GROUP II
                                   FICO SCORE

FICO                                 NUMBER OF          TOTAL CURRENT               % OF TOTAL
SCORE                           MORTGAGE LOANS                BALANCE          CURRENT BALANCE
-----------------------------------------------------------------------------------------------
1 - 540                                      2             610,539.17                     3.84
541 - 580                                    7           2,646,095.74                    16.65
581 - 620                                   19           8,108,243.00                    51.02
621 - 660                                    9           3,281,849.03                    20.65
661 - 700                                    4           1,246,081.78                     7.84
-----------------------------------------------------------------------------------------------
TOTAL:                                      41          15,892,808.72                   100.00

Minimum: 505
Maximum: 696
Weighted Average: 606.9

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 33

                   GROUP II - ADJUSTABLE RATE MORTGAGE LOANS
                                     MARGIN


                                                   NUMBER OF        TOTAL CURRENT            % OF TOTAL
MARGIN (%)                                    MORTGAGE LOANS              BALANCE       CURRENT BALANCE
--------------------------------------------------------------------------------------------------------
6.501 - 7.000                                              1           499,365.58                100.00
--------------------------------------------------------------------------------------------------------
TOTAL:                                                     1           499,365.58                100.00


Minimum:   6.8800%
Maximum:   6.8800%
Weighted Average:   6.8800%

                   GROUP II - ADJUSTABLE RATE MORTGAGE LOANS
                           NEXT RATE ADJUSTMENT DATE

                                                   NUMBER OF        TOTAL CURRENT            % OF TOTAL
NEXT RATE ADJUSTMENT DATE                     MORTGAGE LOANS              BALANCE       CURRENT BALANCE
--------------------------------------------------------------------------------------------------------
6/1/2004                                                   1           499,365.58                100.00
--------------------------------------------------------------------------------------------------------
TOTAL:                                                     1           499,365.58                100.00


Minimum:   2004-06-01
Maximum:   2004-06-01
Weighted Average Months:  33.0

                   GROUP II - ADJUSTABLE RATE MORTGAGE LOANS
                             MAXIMUM MORTGAGE RATES


                                                   NUMBER OF        TOTAL CURRENT            % OF TOTAL
MAXIMUM MORTGAGE RATES (%)                    MORTGAGE LOANS              BALANCE       CURRENT BALANCE
--------------------------------------------------------------------------------------------------------
16.001 - 17.000                                            1           499,365.58                100.00
--------------------------------------------------------------------------------------------------------
TOTAL:                                                     1           499,365.58                100.00

Minimum:   16.2500%
Maximum:   16.2500%
Weighted Average:   16.2500%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------
                                     PAGE 34